DELAWARE(SM)
INVESTMENTS
------------


Delaware Corporate Bond Fund

Delaware Extended Duration Bond Fund

Current Income

2000 ANNUAL REPORT

(Current Income Artwork)

TABLE OF CONTENTS
-----------------

Letter to Shareholders                     1
Portfolio Management
Review                                     3
Performance Summary
  Delaware Corporate
  Bond Fund                                6
  Delaware Extended
  Duration Bond Fund                       7
Financial Statements
  Statements of Net Assets                 8
  Statements of Assets and Liabilities    12
  Statements of Operations                13
  Statements of Changes in
  Net Assets                              14
  Financial Highlights                    15
  Notes to Financial
  Statements                              23
  Report of Independent
  Auditors                                27


A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

A Commitment To Our Investors

Experienced

[ ] Our seasoned investment professionals average more than 15 years' experience.

[ ] We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a full range of economic and market environments.

Disciplined

[ ] We follow strict investment policies and clear buy/sell guidelines.

[ ] We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.

Consistent

[ ] We clearly articulate our investment policies and follow them consistently.

[ ] Our commitment to style consistency has earned us the confidence of discriminating institutional and individual investors to manage approximately $45 billion in assets as of June 30, 2000.

Comprehensive

[ ] We offer more than 70 mutual funds in these asset classes.

    o Large-cap equity                 o High-yield bonds
    o Mid-cap equity                   o Investment grade bonds
    o Small-cap equity                 o Municipal bonds (23 single-state funds)
    o International equity             o International fixed-income
    o Balanced

[ ] Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.
(C)Delaware Distributors, L.P.

"IN OUR OPINION, ECONOMIC FUNDAMENTALS REMAIN STRONG IN THE U.S. AND IN MANY OTHER PARTS OF THE WORLD."


Dear Shareholder

September 11, 2000

Recap of Events - When we last reported to you in February of this year, the U.S. was about to complete its record 107th consecutive month of growth, the domestic stock market was booming, and the Federal Reserve Board had just announced another in a series of interest rate hikes intended to stem inflation. That period of monetary tightening lasted throughout our entire fiscal year, with the Fed bumping up rates five separate times between July 31, 1999 and July 31, 2000. This made for challenging times in domestic bond markets, where more often than not during the year demand fell short of supply.

In January 2000, the U.S. Treasury announced that it would buy back some of its long-term debt issues and reduce the issuance of new debt over time in light of the U.S. budget surplus. As a result of market reactions to the announcement, bond traders, for the first time since 1990, found themselves facing an inverted yield curve (Source: Bloomberg) -- a somewhat uncommon environment in which yields on longer term bonds are lower than those for shorter term securities. Historically, such a scenario has been a precursor to recession in the U.S., yet many economists believe that in this case, the lower yields on long bonds are a product of the Treasury's buyback program (Source: Bloomberg), not an imminent recession. With the Treasury buying back long-term bonds, some Wall Street analysts have predicted the eventual demise of the 30-year bond altogether, or at least as a barometer for fixed-income markets.

During your Fund's fiscal year, the yield on 30-year U.S. Treasury bonds decreased from 6.12% on July 31, 1999 to 5.78% on July 31, 2000. Two-year Treasury notes, meanwhile, were yielding 6.28% on July 31, 2000 (Source:
Bloomberg).


Total Returns
For Period Ended July 31, 2000                                          One Year
--------------------------------------------------------------------------------
Delaware Corporate Bond Fund Class A                                     +2.85%
--------------------------------------------------------------------------------
Lehman Brothers U.S. Credit Index                                        +4.83%
--------------------------------------------------------------------------------
Lehman Brothers Corporate Bond Index                                     +4.85%
--------------------------------------------------------------------------------
Delaware Extended Duration Bond Fund Class A                             +2.08%
--------------------------------------------------------------------------------
Lehman Brothers Long U.S. Credit Index                                   +4.62%
--------------------------------------------------------------------------------
Lehman Brothers Long Term Corporate Bond Index                           +4.71%
--------------------------------------------------------------------------------
Lipper Corporate Debt BBB Funds Average (138 funds)                      +3.64%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of dividends and capital gains. Performance information for all Fund classes can be found on pages 6 and 7. The Lehman Brothers U.S. Credit Index is an unmanaged composite of U.S. corporate bonds, foreign bonds and secured notes. The Lehman Brothers Long U.S. Credit Index is an unmanaged composite of long-term U.S. corporate bonds, foreign bonds and secured notes. In the past, the benchmark used for both Funds was the Lehman Brothers Corporate Bond Index. However, this index is no longer an appropriate benchmark for both Funds because, unlike Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund, the Lehman Brothers Corporate Bond Index is comprised strictly of corporate bonds. The Lipper category represents the average returns of all active corporate bond funds with similar credit ratings and investment objectives tracked by Lipper (Source: Lipper). You cannot invest directly in an index. Past performance does not guarantee future results.

(Current Income Artwork)

Delaware Corporate Bond Fund provided a total return of +2.85% (Class A shares at net asset value with distributions reinvested) for the 12-month period ended July 31, 2000.

Delaware Extended Duration Bond Fund earned a total return of +2.08% (Class A shares at net asset value with distributions reinvested) for the same period. Unfortunately, both Funds underperformed their benchmarks -- the Lehman Brothers U.S. Credit Index and the Lehman Brothers Long U.S. Credit Index -- which returned +4.83% and +4.62%, respectively. The Funds' disappointing performance was primarily due to their relatively high exposure to the BBB bond sector, which was affected to a greater degree by credit quality-related market upheaval during April and May, and to negative issues of several companies whose securities the Funds own.

Market Outlook - Fixed-income investors fought an uphill battle during the Fed's extended campaign of interest rate hikes. The impression on Wall Street as of this writing is that the U.S. economy is approaching a more moderate growth rate, without inflation, as desired by the Fed (Source: Wall Street Journal). However, a "soft landing" for the domestic economy and an autumn stock market rally would likely keep bond markets in the shadow of equity investments. Regardless of whether the Fed steps to the sidelines, we believe that the current landscape is easier to read than it was six months ago. In our opinion, economic fundamentals remain strong in the U.S. and in many other parts of the world. In addition, we would not be surprised to see U.S. interest rates decline over the next eighteen months.

We believe that fixed-income funds like Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund can play an important role in a well-diversified investment portfolio. On the pages that follow, Stuart Hosansky, the portfolio manager for both Funds, explains their positioning during the fiscal year and provides an outlook for investment opportunities in the coming months.

We thank you for your continued confidence, and your commitment to Delaware Investments.

Sincerely,

/s/ Wayne A. Stork                        /s/ David K. Downes

Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

Stuart N. Hosansky
Portfolio Manager

September 11, 2000

Portfolio Characteristics
Delaware Corporate Bond Fund

As of July 31, 2000
-------------------------------------------
Current 30-Day SEC Yield*       7.45%
-------------------------------------------
Average Effective Duration**    5.4 years
-------------------------------------------
Average Quality                 A
-------------------------------------------

* For Class A shares measured according to Securities and Exchange Commission
  (SEC) guidelines. Current 30-day SEC yield as of 7/31/00 for both Class B and C shares was 7.07%. The Institutional Class yield was 8.08%.

Delaware Extended Duration
Bond Fund

As of July 31, 2000
-------------------------------------------
Current 30-Day SEC Yield*       7.74%
-------------------------------------------
Average Effective Duration**    8.9 years
-------------------------------------------
Average Quality                 A
-------------------------------------------

* For Class A shares measured according to Securities and Exchange Commission
  (SEC) guidelines. Current 30-day SEC yield as of 7/31/00 for both Class B and C shares was 7.34%. The Institutional Class yield was 8.39%.

**Duration is a common measure of a bond or bond fund's sensitivity to interest rates.


PORTFOLIO MANAGEMENT REVIEW
---------------------------

The Funds' Results
The corporate bond market has faced several challenges over the past 12 months. The Federal Reserve raised interest rates a total of five times since the start of the Funds' fiscal year on August 1, 1999. Compounding the uncertainty created by these rate increases, the U.S. Treasury began an aggressive program of buying back 30-year Treasury bonds using the government's budget surplus. As a result of the buyback, the supply of 30-year Treasury bonds, an important benchmark, has been reduced, causing liquidity problems. With fewer Treasuries available, traders have been less able to hedge on interest rates.

In our opinion, concerns about Y2K weighed heavily on the bond market in the second half of 1999, and bond liquidity, in many areas of the market, was lacking as investors seemed to become increasingly attracted by the lure of strong stock market gains in late 1999 and early 2000. The buyback program and the rise in short-term rates also helped create an inverted yield curve, in which yields on longer bonds were uncharacteristically lower than yields on bonds with shorter maturities. The scarcity of long-term bonds was one factor leading to a dramatic widening in yield spreads (the difference between yields on bonds of different maturities).

In April and May 2000, the investment environment for bonds became even more unfavorable. Concerns began to arise regarding credit quality in the corporate bond market as economic data occasionally pointed toward the start of an economic slowdown (Source: Bloomberg).

In this challenging environment, Delaware Corporate Bond Fund had a total return of +2.85% (Class A shares at net asset value with distributions reinvested) and Delaware Extended Duration Bond Fund earned +2.08% (Class A shares at net asset value with distributions reinvested) for the year ended July 31, 2000. Both Funds underperformed their benchmarks. The Lehman Brothers U.S. Credit Index (the benchmark for Delaware Corporate Bond Fund) had a return of +4.83% for the year ended July 31, 2000 and the Lehman Brothers Long U.S. Credit Index (the benchmark for Delaware Extended Duration Bond Fund) posted a total return of +4.62% during the same period. While this performance has been below our expectations, it is largely attributable to the impact of the above factors, as well as the Funds' holdings of high-yield (lower credit quality) bonds during a period in which credit conditions were deteriorating. The Funds' benchmark indexes do not hold any high-yield bonds.

Delaware Corporate Bond Fund
Sector Allocation
As of July 31, 2000

Corporate Bonds 84.67%

U.S. Treasury Obligations 5.70%

Asset-Backed Securities 3.33%

Agency Mortgage-Backed Securities 3.05%

Commercial Mortgage-Backed Securities 1.60%

Cash and Other Assets 1.65%


Delaware Extended Duration Bond Fund
Sector Allocation
As of July 31, 2000


Corporate Bonds 83.16%

U.S. Treasury Obligations 6.90%

Agency Mortgage-Backed Securities 4.44%

Asset-Backed Securities 3.11%

Cash and Other Assets 2.39%


Investment Strategy

Our selection process for the Funds' portfolios includes economic, industry and company-specific criteria. We look for bonds that have the following characteristics:

[ ] Quality: We generally focus on investment grade bonds, those rated BBB or higher by credit ratings agencies such as Moody's and Standard & Poor's. Compared to lower-rated bonds, these bonds tend to involve less risk that an issuer will not be able to pay interest or principal. They also provide potential for higher income than the highest quality securities.

[ ] Liquidity: We select bonds that, we believe, can easily be bought and sold.

[ ] Positive Outlook: For each bond we consider, we extensively research the issuing company and its industry. We look for companies with quality management, strong balance sheets, operating cash flows and plans for future growth.

[ ] Relative Value in the Marketplace: Bonds that are inexpensively priced and issued by good companies should, in our opinion, provide attractive returns over time.

Delaware Extended Duration Bond Fund typically has an average duration of somewhere between eight to 11 years. Duration is a common measure of a bond or bond fund's sensitivity to interest rates. The Fund's higher than average duration makes it suitable for investors with a long time horizon or greater risk tolerance. The average duration of Delaware Corporate Bond Fund is generally four to seven years, more suitable for conservative investors who desire less exposure to fluctuations in principal.

Portfolio Highlights

With the early signs of weakening credit this spring, the market became sensitive to reports of deteriorating credit quality. This hurt the performance of bonds rated below investment grade (those rated BB or lower).

While we don't anticipate a recession during the next 12-18 months, we do expect the economy to slow down. As a result, we're moving up the quality spectrum, and increasing our holdings in those sectors that traditionally perform well late in the economic cycle.

We've increased the percentage of our holdings in the telecommunications sector, which has an average overall rating of A and has recently offered relatively attractive yields. We have increased our holdings in certain securities issued by banks domiciled outside the U.S., as many of these securities offer yields higher than those offered by U.S. banks. We've also increased our weightings somewhat in bonds issued by energy companies, in hopes that exposure to this sector would increase our average credit quality.

"OVERALL, WE ARE OPTIMISTIC ABOUT PROSPECTS FOR CORPORATE BOND PERFORMANCE, DESPITE SOME SIGNS OF ECONOMIC SLOWDOWN."


We've reduced our exposure to the retail sector in anticipation of weak near-term earnings and fundamentals, and we maintained about the same weighting in financial issues as our benchmarks. Among our financial industry debt holdings, we've emphasized bonds within the insurance industry, which we believe is poised for improvement during the coming 12 months.

We also generally see new issues as being very attractively priced. An important component of our investment strategy is to buy new issues and profit from the eventual tightening in yield spreads between these and older issues.

During 2000, we increased the duration of the Corporate Bond Fund by increasing the proportion of longer-dated assets to take advantage of the yield-curve inversion. However, the duration of the Extended Duration Bond Fund has been relatively constant. As of July 31, 2000, Delaware Corporate Bond Fund's duration is 5.4 years, while Delaware Extended Duration Bond Fund's duration is currently 8.9 years.

Outlook

Overall, we are optimistic about prospects for corporate bond performance, despite some signs of economic slowdown. Going forward, we expect to improve the average credit quality of both Funds, without sacrificing the total returns or the yields of the portfolios. We currently see opportunities in the energy, aerospace and defense sectors. We also expect to see continued favorable yields within the telecommunications and cable sectors. Because these are high-growth sectors, demand for their services should generally hold up well in the event of any economic slowing in the coming months.

We feel that recent economic reports indicate that the Federal Reserve may have succeeded in slowing down the economy without risking a recession. The Funds are defensively positioned and should suffer less than their respective benchmarks if economic conditions weaken further. For example, the Funds have strong weightings in sectors that we believe would be somewhat recession-resistant.

For both Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund, we remain cautiously optimistic that the coming year will be favorable for fixed-income investors. We will continue to watch for any signs of changing economic conditions and will be poised to consider any adjustments that will improve our performance over the next year.

FUND BASICS
-----------

Fund Objective
The Fund seeks to provide total return.

Total Fund Assets
$60.23 million

Number of Holdings
63

Fund Start Date
September 15, 1998

Your Fund Manager
Stuart N. Hosansky holds a bachelor's degree in Business Administration from Ohio State University and an MBA in Finance from Drexel University. Mr. Hosansky began his investment career at PNC Financial Corp. as an Assistant Vice President and Credit Officer. He subsequently held various positions at Corestates Financial Corp. doing both trading and credit analysis. Most recently, Mr. Hosansky worked for Corestates Investment Advisers as a Portfolio Manager doing extensive fixed-income research. He is a Chartered Financial Analyst and a member of the Financial Analysts of Philadelphia.

Nasdaq Symbols
Class A  DCGAX
Class B  DGCBX
Class C  DGCCX


DELAWARE CORPORATE BOND FUND PERFORMANCE
----------------------------------------

Growth of a $10,000 Investment
September 15, 1998 through July 31, 2000

            Delaware Corporate      Lehman Brothers           Delaware Corporate
            Bond Fund               Corporate Bond Index      Bond Fund Class A

Sep-98      $9,532                  $10,000                   $10,000.00
Oct-98      $9,740                  $ 9,841                   $ 9,846.00
Jan-99      $9,936                  $10,155                   $10,160.00
Apr-99      $9,743                  $10,013                   $10,108.00
Jul-99      $9,498                  $ 9,774                   $ 9,778.00
Oct-99      $9,510                  $ 9,902                   $ 9,906.00
Jan-00      $9,602                  $ 9,826                   $ 9,829.00
Apr-00      $9,521                  $ 9,913                   $ 9,917.00
Jul-00      $9,767                  $10,247                   $10,251.00


Chart assumes $10,000 invested in Delaware Corporate Bond Fund on September 15, 1998 and includes the effect of a 4.75% front-end sales charge and the reinvestment of all dividends and capital gains. Performance of other Fund classes will vary due to differing charges and expenses. Chart also assumes $10,000 invested in the Lehman Brothers Corporate Bond Index and the Lehman Brothers U.S. Credit Index at closest month's end, September 30, 1998. After September 30, 1998, returns plotted were as of the last day of each successive month. You cannot invest directly in an index. Past performance does not guarantee future results.

Average Annual Total Returns
Through July 31, 2000                                       Lifetime    One Year
--------------------------------------------------------------------------------
Class A (Est. 9/15/98)
   Excluding Sales Charge                                    +1.32%      +2.85%
   Including Sales Charge                                    -1.23%      -1.98%
--------------------------------------------------------------------------------
Class B (Est. 9/15/98)
   Excluding Sales Charge                                    +0.63%      +2.09%
   Including Sales Charge                                    -1.34%      -1.75%
--------------------------------------------------------------------------------
Class C (Est. 9/15/98)
   Excluding Sales Charge                                    +0.64%      +2.10%
   Including Sales Charge                                    +0.64%      +1.14%
--------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results, excluding sales charges, assume either that contingent deferred sales charges were not applied or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 4.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime and one-year periods ended July 31, 2000 for Delaware Corporate Bond Fund Institutional Class (Est. 9/15/98) were +1.57% and +3.12%, respectively. The Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Corporate Bond Fund during the period. Performance would have been lower if the expense limitation was not in effect.

Nasdaq Symbol Institutional Class: DGCIX

FUND BASICS

Fund Objective
The Fund seeks to provide total return.

Total Fund Assets
$64.47 million

Number of Holdings
61

Fund Start Date
September 15, 1998

Your Fund Manager
Stuart N. Hosansky

Nasdaq Symbols
Class A  DEEAX
Class B  DEEBX
Class C  DEECX




DELAWARE EXTENDED
DURATION BOND FUND PERFORMANCE
------------------------------

Growth of a $10,000 Investment
September 15, 1998 through July 31, 2000

                                    Lehman Brothers          Lehman Brothers
            Delaware Extended       Long Term Corporate      Long U.S. Credit
            Duration Bond Fund      Bond Index               Index

Sep-98      $9,532                  $10,000                  $10,000.00
Oct-98      $9,740                  $ 9,729                  $ 9,729.00
Jan-99      $9,957                  $10,223                  $10,224.00
Apr-99      $9,639                  $ 9,908                  $ 9,905.00
Jul-99      $9,273                  $ 9,526                  $ 9,508.00
Oct-99      $9,292                  $ 9,641                  $ 9,612.00
Jan-00      $9,312                  $ 9,517                  $ 9,490.00
Apr-00      $9,195                  $ 9,559                  $ 9,533.00
Jul-00      $9,465                  $ 9,974                  $ 9,947.00


Chart assumes $10,000 invested in Delaware Extended Duration Bond Fund on September 15, 1998 and includes the effect of a 4.75% front-end sales charge and the reinvestment of all dividends and capital gains. Performance of other Fund classes will vary due to differing charges and expenses. Chart also assumes $10,000 invested in the Lehman Brothers Long Term Corporate Bond Index and the Lehman Brothers Long U.S. Credit Index at closest month's end, September 30, 1998. After September 30, 1998, returns plotted were as of the last day of each successive month. You cannot invest directly in an index. Past performance does not guarantee future results.

Average Annual Total Returns
Through July 31, 2000                                       Lifetime    One Year
--------------------------------------------------------------------------------
Class A (Est. 9/15/98)
   Excluding Sales Charge                                    -0.35%      +2.08%
   Including Sales Charge                                    -2.86%      -2.83%
--------------------------------------------------------------------------------
Class B (Est. 9/15/98)
   Excluding Sales Charge                                    -1.08%      +1.32%
   Including Sales Charge                                    -3.00%      -2.48%
--------------------------------------------------------------------------------
Class C (Est. 9/15/98)
   Excluding Sales Charge                                    -1.00%      +1.32%
   Including Sales Charge                                    -1.00%      +0.37%
--------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results, excluding sales charges, assume either that contingent deferred sales charges were not applied or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 4.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime and one-year periods ended July 31, 2000 for Delaware Extended Duration Bond Fund Institutional Class (Est. 9/15/98) were -0.13% and +2.34%, respectively. The Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Extended Duration Bond Fund during the period. Performance would have been lower if the expense limitation was not in effect.

Nasdaq Symbol Institutional Class: DEEIX

Statements of Net Assets

DELAWARE CORPORATE BOND FUND

                                                        Principal      Market
July 31, 2000                                           Amount         Value
--------------------------------------------------------------------------------
Agency Mortgage-Backed Securities - 3.05%
Federal National Mortgage Association
  7.125% 2/15/05 ..................................     $ 355,000  $  357,098
  7.00% 12/1/29 ...................................     1,529,592   1,479,402
                                                                   ----------
Total Agency Mortgage-Backed
  Securities (cost $1,826,903) ....................                 1,836,500
                                                                   ----------
Asset-Backed Securities - 3.33%
Chase Credit Card
  Master Trust 6.78% 9/15/06 ......................     1,000,000   1,001,690
First USA Credit Card
  Master 6.77% 10/19/06 ...........................     1,000,000   1,002,260
                                                                   ----------
Total Asset-Backed Securities
  (cost $2,002,461) ...............................                 2,003,950
                                                                   ----------
Commercial Mortgage-Backed Securities - 1.60%
Government National Mortgage Association
  6.85% 12/20/25 ..................................     1,000,000     964,240
                                                                   ----------
Total Commercial Mortgage-Backed
  Securities (cost $1,002,773) ....................                   964,240
                                                                   ----------
Corporate Bonds - 84.67%
Aerospace & Defense - 3.38%
Lockheed Martin 8.20% 12/1/09 .....................     2,000,000   2,035,296
                                                                   ----------
                                                                    2,035,296
                                                                   ----------
Automobile & Automotive Parts - 7.86%
Daimler Chrysler 6.90% 9/1/04 .....................     1,000,000     981,250
Federal Mogul 7.50% 1/15/09 .......................       500,000     378,772
Ford Motor 7.45% 7/16/31 ..........................     1,050,000     991,810
Lear 8.11% 5/15/09 ................................       500,000     471,249
TRW 6.625% 6/1/04 .................................     2,000,000   1,909,020
                                                                   ----------
                                                                    4,732,101
                                                                   ----------
Banking - 5.97%
Bank of America 6.625% 6/15/04 ....................     1,000,000     973,170
Capital One Bank 8.25% 6/15/05 ....................     1,000,000     996,404
HSBC Capital Funding 10.176% 12/29/49 .............     1,500,000   1,624,608
                                                                   ----------
                                                                    3,594,182
                                                                   ----------
Building & Materials - 1.53%
Masco 7.75% 8/1/29 ................................     1,000,000     919,738
                                                                   ----------
                                                                      919,738
                                                                   ----------
Computers & Technology - 4.46%
Computer Associates 6.50% 4/15/08 .................     1,000,000     863,843
Seagate Technology 7.45% 3/1/37 ...................       880,000     827,889
Sun Microsystems 7.65% 8/15/09 ....................     1,000,000     996,755
                                                                   ----------
                                                                    2,688,487
                                                                   ----------
Consumer Products - 4.29%
Abitibi-Consolidated 8.55% 8/1/10 .................     1,000,000   1,003,179
Tommy Hilfiger 6.85% 6/1/08 .......................     2,300,000   1,581,020
                                                                   ----------
                                                                    2,584,199
                                                                   ----------

                                                        Principal      Market
                                                        Amount         Value
--------------------------------------------------------------------------------
Corporate Bonds (continued)
Energy - 6.13%
Osprey Trust 144A 8.31% 1/15/03 ...................    $1,700,000 $ 1,712,436
Pemex Finance 9.69% 8/15/09 .......................     1,360,000   1,443,110
RBF Finance 11.00% 3/15/06 ........................       500,000     542,500
                                                                   ----------
                                                                    3,698,046
                                                                   ----------
Finance & Insurance - 17.64%
Alpha Wind 11.38% 5/23/01 .........................       500,000     500,000
Aon 8.65% 5/15/05 .................................     1,500,000   1,544,993
Finova Capital 7.25% 11/8/04 ......................       750,000     672,459
General Electric Capital
  7.375% 1/19/10 ..................................     1,100,000   1,108,929
  8.85% 3/1/07 ....................................     1,000,000   1,084,792
Goldman Sachs Group 6.65% 5/15/09 .................       500,000     462,643
Liberty Mutual 7.70% 10/15/97 .....................     1,500,000   1,104,498
Meditrust 7.82% 9/10/26 ...........................       650,000     497,250
MONY Group 8.35% 3/15/10 ..........................     1,000,000     996,285
Morgan Stanley Dean Witter
  7.75% 6/15/05 ...................................     1,000,000   1,009,756
Principal Financial Global 7.95% 8/15/04 ..........     1,000,000   1,003,468
Residential Reinsurance 10.94% 6/1/01 .............       500,000     498,750
United Health Care 6.60% 12/1/03 ..................       145,000     138,775
                                                                   ----------
                                                                   10,622,598
                                                                   ----------
Food, Beverage & Tobacco - 5.57%
Earthgrains 8.50% 8/1/05 ..........................     1,500,000   1,497,906
Philip Morris 7.20% 2/1/07 ........................     2,000,000   1,857,460
                                                                   ----------
                                                                    3,355,366
                                                                   ----------
Healthcare & Pharmaceuticals - 0.81%
Tenet Healthcare 8.00% 1/15/05 ....................       500,000     488,750
                                                                   ----------
                                                                      488,750
                                                                   ----------
Leisure, Lodging & Entertainment - 4.82%
HMH Properties 8.45% 12/1/08 ......................       625,000     590,625
Park Place Entertainment 7.95% 8/1/03 .............     1,000,000     995,000
Royal Caribbean 6.75% 3/15/08 .....................     1,000,000     852,562
Starwood Hotels & Resorts 6.75% 11/15/05 ..........       500,000     467,571
                                                                   ----------
                                                                    2,905,758
                                                                   ----------
Metals & Mining - 0.84%
AK Steel 7.875% 2/15/09 ...........................       550,000     507,375
                                                                   ----------
                                                                      507,375
                                                                   ----------
Miscellaneous - 1.14%
Philippines Republic 9.875% 3/16/10 ...............       750,000     686,250
                                                                   ----------
                                                                      686,250
                                                                   ----------
Packaging & Containers - 3.14%
Crown Cork & Seal 7.00% 12/15/06 ..................     1,500,000   1,322,202
Owens-Illinois 8.10% 5/15/07 ......................       625,000     566,326
                                                                   ----------
                                                                    1,888,528
                                                                   ----------
Retail - 3.34%
Saks 8.25% 11/15/08 ...............................     2,500,000   2,013,928
                                                                   ----------
                                                                    2,013,928
                                                                   ----------

                                                        Principal      Market
Delaware Corporate Bond Fund                            Amount         Value
--------------------------------------------------------------------------------
Corporate Bonds (continued)
Telecommunications - 7.28%
Bellsouth Capital Funding 7.875% 2/15/30 ..........    $1,500,000 $ 1,501,574
Cox Communications 6.15% 8/1/03 ...................       250,000     240,316
Deutsche Telekom Finance 8.25% 6/15/30 ............     1,250,000   1,275,373
Global Crossing 9.625% 5/15/08 ....................       750,000     736,875
MCI Worldcom 7.55% 4/1/04 .........................       630,000     631,672
                                                                   ----------
                                                                    4,385,810
                                                                   ----------
Transportation & Shipping - 2.39%
Atlas Air Lines 8.77% 1/2/11 ......................       564,732     553,081
Stagecoach Holdings 8.63% 11/15/09 ................     1,000,000     885,721
                                                                   ----------
                                                                    1,438,802
                                                                   ----------
Utilities - 4.08%
Israel Electric 7.75% 12/15/27 ....................     2,000,000   1,786,640
PSEG Energy 10.00% 10/1/09 ........................       625,000     667,658
                                                                   ----------
                                                                    2,454,298
                                                                   ----------
Total Corporate Bonds
 (cost $52,834,274) ...............................                50,999,512
                                                                   ----------
U.S. Treasury Obligations - 5.70%
U.S. Treasury Bond 8.875% 8/15/17 .................     1,400,000   1,800,312
U.S. Treasury Note 6.50% 2/15/10 ..................     1,580,000   1,632,338
                                                                   ----------
Total U.S. Treasury Obligations
 (cost $3,405,875) ................................                 3,432,650
                                                                   ----------
Repurchase Agreements - 3.60%
With Chase Manhattan 6.54% 8/1/00
 (dated 7/31/00, collateralized by
 $758,000 U.S. Treasury Notes
 5.875% due 11/15/04,
 market value $757,375) ...........................       738,000     738,000
With PaineWebber 6.54% 8/1/00
 (dated 7/31/00, collateralized by
 $470,000 U.S. Treasury  Notes
 6.50% due 8/31/01, market value
 $482,606 and $235,000  U.S. Treasury
 Notes 6.625% due 3/31/02, market
 value $240,467 and $20,000
 U.S. Treasury Notes 5.875% due 11/30/01,
 market value $19,923) ............................       728,000     728,000
With Prudential Securities 6.54% 8/1/00
 (dated 7/31/00, collateralized by
 $470,000 U.S. Treasury Notes 7.25%
 due 2/15/01, market value $489,918
 and $229,000 U.S. Treasury Notes
 5.00% due 4/30/01,
 market value $229,135) ...........................       705,000     705,000
                                                                   ----------
Total Repurchase Agreements
 (cost $2,171,000) ................................                 2,171,000
                                                                   ----------

--------------------------------------------------------------------------------
Total Market Value of Securities - 101.95%
 (cost $63,243,286) ...............................               $61,407,852
Liabilities Net of Receivables and
 Other Assets - (1.95%) ...........................                (1,175,487)
                                                                  -----------
Net Assets Applicable to 11,879,573
 Shares Outstanding - 100.00% .....................               $60,232,365
                                                                  ===========
Net Asset Value - Delaware Corporate
 Bond Fund A Class
 ($2,790,365 / 550,309 shares) ....................                     $5.07
                                                                  -----------
Net Asset Value - Delaware Corporate
 Bond Fund B Class
 ($2,057,424 / 405,781 shares) ....................                     $5.07
                                                                  -----------
Net Asset Value - Delaware Corporate
 Bond Fund C Class
 ($296,371 / 58,454 shares) .......................                     $5.07
                                                                  -----------
Net Asset Value - Delaware Corporate
 Bond Fund Institutional Class
 ($55,088,205 / 10,865,029 shares) ................                     $5.07
                                                                  -----------

Components of Net Assets at July 31, 2000:
Shares of beneficial interest
 (unlimited authorization - no par) ...............               $66,508,449
Accumulated net realized loss
 on investments ...................................                (4,440,650)
Net unrealized depreciation of investments ........                (1,835,434)
                                                                  -----------
Total net assets ..................................               $60,232,365
                                                                  ===========

Net Asset Value and Offering Price Per
 Share Delaware Corporate Bond Fund
Net asset value A Class (A) .......................                     $5.07
Sales charge (4.75 % of offering price
 or 4.93% of amount invested
 per share (B) ....................................                      0.25
                                                                  -----------
Offering price ....................................                     $5.32
                                                                  ===========

----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE EXTENDED DURATION BOND FUND

                                                        Principal      Market
July 31, 2000                                           Amount         Value
--------------------------------------------------------------------------------
Agency Mortgage-Backed Securities - 4.44%
Federal National Mortgage Association
 7.13% 1/15/30 ....................................    $2,820,000  $ 2,861,516
                                                                   -----------
Total Agency Mortgage-Backed
 Securities (cost $2,819,746) .....................                  2,861,516
                                                                   -----------
Asset-Backed Securities - 3.11%
Chase Credit Card 6.778% 9/15/06 ..................     1,000,000    1,001,690
First Usa Credit Card 6.77% 10/19/06 ..............     1,000,000    1,002,260
                                                                   -----------
Total Asset-Backed Securities
 (cost $2,002,461) ................................                  2,003,950
                                                                   -----------
Corporate Bonds - 83.16%
Aerospace & Defense - 1.61%
Lockheed Martin 8.50% 12/1/29 .....................     1,000,000    1,037,496
                                                                   -----------
                                                                     1,037,496
                                                                   -----------
Automobile & Auto Parts - 8.46%
Federal Mogul 7.50% 1/15/09 .......................       500,000      378,772
Ford Motor 7.45% 7/16/31 ..........................     1,750,000    1,653,017
General Motors 6.75% 5/1/28 .......................     1,250,000    1,100,745
Lear 8.11% 5/15/09 ................................       500,000      471,249
TRW 7.75% 6/1/29 ..................................     2,000,000    1,851,318
                                                                   -----------
                                                                     5,455,101
                                                                   -----------
Banking, Finance & Insurance - 16.66%
Abbey National 8.963% 12/29/49 ....................     1,500,000    1,504,580
Aon Capital Trust a 8.205% 1/1/27 .................     1,500,000    1,414,062
Fairfax Financial 7.38% 4/15/18 ...................     1,000,000      704,074
Fidelity Investments 7.57% 6/15/29 ................     1,000,000      968,056
Florida Windstorm 7.13% 2/25/19 ...................       500,000      462,636
General Electric Capital Corp 7.38% 1/19/10 .......     1,100,000    1,108,929
Goldman Sachs Group 6.65% 5/15/09 .................       500,000      462,643
HSBC Capital 10.18% 12/29/49 ......................     1,500,000    1,624,608
Keycorp Capital III 7.75% 7/15/29 .................     1,000,000      887,263
Liberty Mutual Insurance 7.70% 10/15/97 ...........     1,500,000    1,104,498
Meditrust 7.82% 9/10/26 ...........................       650,000      497,250
                                                                   -----------
                                                                    10,738,599
                                                                   -----------
Buildings & Materials - 1.43%
Masco 7.75% 8/1/29 ................................     1,000,000      919,738
                                                                   -----------
                                                                       919,738
                                                                   -----------
Cable, Media & Publishing - 7.07%
Liberty Media 8.50% 7/15/29 .......................     1,000,000      983,867
News America Holdings 7.75% 12/1/45 ...............     1,681,000    1,517,852
Viacom 7.63% 1/15/16 ..............................     2,100,000    2,053,829
                                                                   -----------
                                                                     4,555,548
                                                                   -----------
Computers & Technology - 2.54%
Computer Associates 6.50% 4/15/08 .................     1,000,000      863,843
Seagate Technology 7.45% 3/1/37 ...................       820,000      771,442
                                                                   -----------
                                                                     1,635,285
                                                                   -----------

                                                        Principal      Market
                                                        Amount         Value
--------------------------------------------------------------------------------
Corporate Bonds (continued)
Chemicals - 1.58%
Rohm & Haas 7.85% 7/15/29 .........................    $1,000,000  $ 1,019,257
                                                                   -----------
                                                                     1,019,257
                                                                   -----------
Consumer Products - 5.98%
Abitibi Consolidated 8.55% 8/1/10 .................     1,000,000    1,003,179
Penzoil-Quaker State 7.38% 4/1/29 .................     2,000,000    1,487,870
Tommy Hilfiger 6.85% 6/1/08 .......................     1,985,000    1,364,489
                                                                   -----------
                                                                     3,855,538
                                                                   -----------
Energy - 2.19%
KN Capital Trust III 7.63% 4/15/28 ................     1,000,000      871,353
RBF Finance 11.00% 3/15/06 ........................       500,000      542,500
                                                                   -----------
                                                                     1,413,853
                                                                   -----------
Food, Beverage & Tobacco - 2.16%
Phillip Morris 7.20% 2/1/07 .......................     1,500,000    1,390,725
                                                                   -----------
                                                                     1,390,725
                                                                   -----------
Healthcare & Pharmaceuticals - 0.76%
Tenet Healthcare 8.00% 1/15/05 ....................       500,000      488,750
                                                                   -----------
                                                                       488,750
                                                                   -----------
Leisure, Lodging & Entertainment - 2.93%
HMH Properties 8.45% 12/1/08 ......................       625,000      590,625
ITT 7.38% 11/15/15 ................................       500,000      443,280
Royal Caribbean 6.75% 3/15/08 .....................     1,000,000      852,562
                                                                   -----------
                                                                     1,886,467
                                                                   -----------
Metals & Mining - 0.64%
AK Steel 7.88% 2/15/09 ............................       450,000      415,125
                                                                   -----------
                                                                       415,125
                                                                   -----------
Miscellaneous - 3.58%
Republic of Columbia 9.75% 4/23/09 ................       700,000      568,750
Republic of Phillipines 9.88% 3/16/10 .............       750,000      686,250
United Mexican States 9.875% 2/1/10 ...............     1,000,000    1,055,500
                                                                   -----------
                                                                     2,310,500
                                                                   -----------
Packaging & Containers - 2.63%
Crown Cork & Seal 7.38% 12/15/26 ..................     1,500,000    1,130,478
Owens-Illinois 8.1% 5/15/07 .......................       625,000      566,326
                                                                   -----------
                                                                     1,696,804
                                                                   -----------
Retail - 7.07%
Federated Department Stores
  7.00% 2/15/28 ...................................     1,000,000      827,410
Food Lion 8.05% 4/15/27 ...........................     1,500,000    1,290,045
K Mart 7.95% 2/1/23 ...............................     1,000,000      754,073
SAKS 8.25% 11/15/08 ...............................     2,100,000    1,691,699
                                                                   -----------
                                                                     4,563,227
                                                                   -----------
Telecommunications - 7.11%
Bellsouth Capital Funding 7.88% 2/15/30 ...........     1,500,000    1,501,574
Deutsche Telekom 8.25% 6/15/30 ....................     2,300,000    2,346,685
Global Crossing 9.63% 5/15/08 .....................       750,000      736,875
                                                                   -----------
                                                                     4,585,134
                                                                   -----------

                                                        Principal      Market
Delaware Extended Duration Bond Fund                    Amount         Value
--------------------------------------------------------------------------------
 Corporate Bonds (continued)
 Transportation & Shipping - 4.95%
 Atlas Air Lines 8.77% 1/2/11 ......................    $  564,732  $   553,081
 CSX 6.80% 12/1/28 .................................     1,000,000      846,795
 Delta Air Lines 8.30% 12/15/29 ....................     1,000,000      905,959
 Stagecoach 8.625% 11/15/09 ........................     1,000,000      885,721
                                                                    -----------
                                                                      3,191,556
                                                                    -----------
 Utilities - 3.81%
 Israel Electric 7.75% 12/15/27 ....................     2,000,000    1,786,640
 PSEG Energy 10.00% 10/1/09 ........................       625,000      667,658
                                                                    -----------
                                                                      2,454,298
                                                                    -----------
 Total Corporate Bonds
  (cost $57,478,795) ...............................                 53,613,001
                                                                    -----------
 U.S. Treasury Obligations - 6.90%
 U S Treasury Bond 8.88% 8/15/17 ...................     1,200,000    1,543,124
 U.S. Treasury Note 6.50% 2/15/10 ..................       555,000      573,384
*U.S. Treasury Strip
  5.56% 2/15/27 ....................................     7,000,000    1,484,448
  5.262% 2/15/27 ...................................     1,500,000      319,737
  5.519% 5/15/27 ...................................     2,500,000      523,860
                                                                    -----------
 Total U.S. Treasury Obligations
  (cost $4,514,537) ................................                  4,444,553
                                                                    -----------
 Repurchase Agreements - 0.29%
 With Chase Manhattan 6.54% 8/1/00
  (dated 7/31/00, collateralized by $65,000
  U.S. Treasury Notes 5.875%
  due 11/15/04, market value $65,257) ..............        64,000       64,000
 With PaineWebber 6.50% 8/1/00 (dated
  7/31/00, collateralized by $42,000
  U.S. Treasury Notes 6.50% due 8/31/01,
  market value $42,236 and $21,000
  U.S. Treasury Notes 6.625% due 3/31/02,
  market value $21,045 and $2,000
  U.S. Treasury Notes 5.875%
  due 11/30/01, market value $1,957 ................        64,000       64,000
 With Prudential Securities 6.54% 8/1/00
  (dated 7/31/00, collateralized by $42,000
  U.S. Treasury Notes 7.75% due 2/15/01,
  market value $42,876 and $20,000
  U.S.Treasury Notes 5.00% due 4/30/01,
  market value $20,053) ............................        62,000       62,000
                                                                    -----------
 Total Repurchase Agreements
  (cost $190,000) ..................................                    190,000
                                                                    -----------

--------------------------------------------------------------------------------
Total Market Value of Securities - 97.90%
 (cost $67,005,539) ...............................                $63,113,020
Receivables and Other Assets
 Net of Liabilities -2.10% ........................                  1,353,433
                                                                   -----------
Net Assets Applicable To 13,185,493
 Shares Outstanding - 100.00% .....................                $64,466,453
                                                                   ===========
-----------------------
*Zero coupon security. The interest rate disclosed is the effective yield as of the date of acquisition.

Net Asset Value - Delaware Extended
 Duration Bond Fund A Class
 ($1,948,391 / 398,500 Shares) ....................                      $4.89
                                                                   -----------
Net Asset Value - Delaware Extended
 Duration Bond Fund B Class
 ($475,576 / 97,269 Shares) .......................                      $4.89
                                                                   -----------
Net Asset Value - Delaware Extended
 Duration Bond Fund C Class
 ($86,868 / 17,767 Shares) ........................                      $4.89
                                                                   -----------
Net Asset Value - Delaware Extended
 Duration Bond Fund Institutional Class
 ($61,955,618 / 12,671,957 Shares) ................                      $4.89
                                                                   -----------

Components of Net Assets at July 31, 2000:
Shares of beneficial interest
 (unlimited authorization - no par) ...............                $72,314,830
Accumulated net realized loss
 on investments ...................................                 (3,955,858)
Net unrealized depreciation of investments ........                 (3,892,519)
                                                                   -----------
Total net assets ..................................                $64,466,453
                                                                   ===========

Net Asset Value and Offering Price Per Share -
 Delaware Extended Duration Bond Fund
Net asset value A Class (A) .......................                      $4.89
Sales charge (4.75% of offering price or
 4.91% of the amount invested per share) (B) ......                       0.24
                                                                   -----------
Offering price ....................................                      $5.13
                                                                   ===========

----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statement of Assets and Liabilities




                                          Delaware Corporate   Delaware Extended
July 31, 2000                                 Bond Fund       Duration Bond Fund
--------------------------------------------------------------------------------

Assets:
Investments at market (cost $63,243,286
  and $67,005,539, respectively) ..........  $61,407,852             $63,113,020
Receivables for securities sold ...........    5,035,580               6,118,281
Interest receivable .......................    1,123,003               1,086,706
Subscriptions receivable ..................       22,438                  63,634
                                             -----------             -----------
Total assets ..............................   67,588,873              70,381,641
                                             -----------             -----------

Liabilities:
Payables for securities purchased .........    5,460,086               4,072,192
Cash overdraft ............................    1,630,128               1,662,536
Accrued expenses ..........................       83,639                  39,492
Distributions payable .....................      105,431                 119,524
Liquidations payable ......................       77,224                  21,444
                                             -----------             -----------
Total liabilities .........................    7,356,508               5,915,188
                                             -----------             -----------

Total Net Assets ..........................  $60,232,365             $64,466,453
                                             ===========             ===========


                             See accompanying notes

Statements of Operations



                                                                      Delaware
                                                Delaware              Extended
                                                Corporate             Duration
Year Ended July 31, 2000                        Bond Fund             Bond Fund
--------------------------------------------------------------------------------

Investment Income:
Interest ..................................   $4,587,539             $4,885,814
                                              ----------             ----------

Expenses:
Management fees ...........................      298,016                333,632
Dividend disbursing and transfer agent
 fees and expenses ........................      101,775                 85,201
Registration fees .........................       82,305                 80,702
Reports and statements to shareholders ....       52,500                 37,600
Distribution expense ......................       27,003                  8,509
Accounting and administration .............       25,500                 20,100
Custodian fees ............................       18,949                 16,424
Professional fees .........................       11,225                 12,098
Taxes (other than taxes on income) ........        9,250                  4,015
Trustees' fees ............................        1,050                    550
Other .....................................        8,287                  8,652
                                              ----------             ----------
                                                 635,860                607,483

Less expenses absorbed or waived ..........     (278,685)              (262,899)
Less expenses paid indirectly .............       (1,572)                (1,821)
                                              ----------             ----------
Total expenses ............................      355,603                342,763
                                              ----------             ----------

Net Investment Income .....................    4,231,936              4,543,051
                                              ----------             ----------

Net Realized and Unrealized Gain (Loss)
 On Investments:
Net realized loss on investments ..........   (2,915,017)            (2,078,769)
Net realized gain (loss) on futures
 contracts ................................      150,553                (12,878)
Net change in unrealized appreciation /
 depreciation of investments ............        311,322               (853,027)
                                              ----------             ----------

Net Realized and Unrealized Loss
 on Investments ...........................   (2,453,142)            (2,944,674)
                                              ----------             ----------
Net Increase In Net Assets Resulting
 from Operations ..........................   $1,778,794             $1,598,377
                                              ==========             ==========


                             See accompanying notes

Statements of Changes in Net Assets


                                                                   Delaware Corporate            Delaware Extended Duration
                                                                        Bond Fund                         Bond Fund
------------------------------------------------------------------------------------------------------------------------------------


                                                                                   Period                             Period
                                                                                  9/15/98*                           9/15/98*
                                                               Year Ended         through         Year Ended         through
                                                                7/31/00           7/31/99           7/31/00          7/31/99

Increase (Decrease) in Net Assets from Operations:
Net investment income .......................................   $4,231,936       $2,110,727        $4,543,051       $2,001,417
Net realized loss on investments ............................   (2,764,464)      (1,652,452)       (2,091,647)      (1,849,437)
Net change in unrealized appreciation / depreciation
 of investments .............................................      311,322       (2,146,756)         (853,027)      (3,039,492)
                                                               ---------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations ............................................    1,778,794       (1,688,481)        1,598,377       (2,887,512)
                                                               ---------------------------------------------------------------
Distributions to Shareholders from:
Net investment income:
   A Class ..................................................     (149,699)         (45,318)         (114,954)         (31,630)
   B Class ..................................................     (113,310)         (20,299)          (22,948)          (1,275)
   C Class ..................................................      (19,421)          (7,907)           (6,891)          (1,261)
   Institutional Class ......................................   (3,949,506)      (2,037,203)       (4,398,258)      (1,967,251)

Net realized gain on investments:
   A Class ..................................................           --             (649)               --             (403)
   B Class ..................................................           --              (26)               --               (3)
   C Class ..................................................           --              (37)               --              (13)
   Institutional Class ......................................           --          (23,022)               --          (14,355)
                                                               ---------------------------------------------------------------
                                                                (4,231,936)      (2,134,461)       (4,543,051)      (2,016,191)
                                                               ---------------------------------------------------------------
Capital Share Transactions:
Proceeds from shares sold:
   A Class ..................................................    2,546,662        1,919,685         1,553,843        1,303,923
   B Class ..................................................    1,576,585        1,413,525           467,890          172,849
   C Class ..................................................      316,311          446,292           157,626           62,451
   Institutional Class ......................................   19,705,274       70,556,107        32,632,330       70,284,574

Net asset value of shares issued upon  reinvestment
  of  distributions  from net investment income and
  net realized gain on investments:
   A Class ..................................................      113,499           39,760            84,324           29,500
   B Class ..................................................       73,984            9,222            18,759            1,068
   C Class ..................................................       13,478            6,038             4,974              469
   Institutional Class ......................................    3,488,489        1,788,078         3,897,020        1,718,312
                                                               ---------------------------------------------------------------
                                                                27,834,282       76,178,707        38,816,766       73,573,146
                                                               ---------------------------------------------------------------
Cost of shares repurchased:
   A Class ..................................................   (1,158,839)        (508,014)         (654,592)        (220,356)
   B Class ..................................................     (753,392)        (132,179)         (110,038)         (54,753)
   C Class                                                        (320,195)        (130,682)         (128,629)            (187)
   Institutional Class ......................................  (21,033,488)     (13,467,751)      (27,357,977)     (11,548,550)
                                                               ---------------------------------------------------------------
                                                               (23,265,914)     (14,238,626)      (28,251,236)     (11,823,846)
                                                               ---------------------------------------------------------------
Increase in net assets derived from capital share
 transactions ...............................................    4,568,368       61,940,081        10,565,530       61,749,300
                                                               ---------------------------------------------------------------
Net Increase in Net Assets ..................................    2,115,226       58,117,139         7,620,856       56,845,597

Net Assets:
Beginning of period .........................................   58,117,139               --        56,845,597               --
                                                               ---------------------------------------------------------------
End of period ...............................................  $60,232,365      $58,117,139       $64,466,453      $56,845,597
                                                               ===============================================================

* Date of commencement of operations.

                             See accompanying notes

Financial Highlights




Selected data for each share of the Fund outstanding          Delaware Corporate
throughout each period were as follows:                        Bond Fund A Class
--------------------------------------------------------------------------------

                                                               Year   9/15/98(1)
                                                              Ended        to
                                                             7/31/00    7/31/99

Net asset value, beginning of period .......................  $5.280     $5.500
Income (loss) from investment operations:
   Net investment income ...................................   0.353      0.201
   Net realized and unrealized loss on investments .........  (0.210)    (0.216)
                                                              -----------------
   Total from investment operations ........................   0.143     (0.015)
                                                              -----------------
Less dividends and distributions:
   Dividends from net investment income ....................  (0.353)    (0.201)
   Distributions from net realized gain on investments .....      --     (0.004)
                                                              -----------------
   Total dividends and distributions .......................  (0.353)    (0.205)
                                                              -----------------

Net asset value, end of period .............................  $5.070     $5.280
                                                              =================
Total return(2) ............................................   2.85%     (0.34%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................  $2,790     $1,377
   Ratio of expenses to average net assets .................   0.80%      0.80%
   Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ................   1.27%      1.26%
   Ratio of net investment income to average net assets ....   6.84%      5.75%
   Ratio of net investment income to average net assets
    prior to expense limitation and expenses paid
    indirectly .............................................   6.37%      5.29%
   Portfolio turnover ......................................    118%       175%
------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding         Delaware Corporate
throughout each period were as follows:                       Bond Fund B Class
--------------------------------------------------------------------------------
                                                               Year   9/15/98(1)
                                                              Ended        to
                                                             7/31/00     7/31/99

Net asset value, beginning of period ....................... $5.280     $5.500

Income (loss) from investment operations:
   Net investment income ...................................  0.315      0.171
   Net realized and unrealized loss on investments ......... (0.210)    (0.216)
                                                             -----------------
   Total from investment operations ........................  0.105     (0.045)
                                                             -----------------
Less dividends and distributions:
   Dividends from net investment income .................... (0.315)    (0.171)
   Distributions from net realized gain on investments .....     --     (0.004)
                                                             -----------------
   Total dividends and distributions ....................... (0.315)    (0.175)
                                                             -----------------

Net asset value, end of period ............................. $5.070     $5.280
                                                             =================
Total return(2) ............................................  2.09%     (0.88%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................. $2,057     $1,236
   Ratio of expenses to average net assets .................  1.55%      1.55%
   Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ................  2.02%      2.01%
   Ratio of net investment income to average net assets ....  6.09%      5.00%
   Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly ....   5.62%      4.54%
   Portfolio turnover ......................................   118%       175%

------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.


                             See accompanying notes

Selected data for each share of the Fund outstanding          Delaware Corporate
throughout each period were as follows:                        Bond Fund C Class
--------------------------------------------------------------------------------
                                                                Year  9/15/98(1)
                                                               Ended        to
                                                              7/31/00    7/31/99

Net asset value, beginning of period .......................   $5.280    $5.500

Income (loss) from investment operations:
   Net investment income ...................................    0.316     0.171
   Net realized and unrealized loss on investments .........   (0.210)   (0.216)
                                                               ----------------
   Total from investment operations ........................    0.106    (0.045)
                                                               ----------------

Less dividends and distributions:
   Dividends from net investment income ....................   (0.316)   (0.171)
   Distributions from net realized gain on investments .....       --    (0.004)
                                                               ----------------
   Total dividends and distributions .......................   (0.316)   (0.175)
                                                               ----------------

Net asset value, end of period .............................   $5.070    $5.280
                                                               ================
Total return(2) ............................................    2.10%    (0.88%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................     $296      $303
   Ratio of expenses to average net assets .................    1.55%     1.55%
   Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ................    2.02%     2.01%
   Ratio of net investment income to average net assets ....    6.09%     5.00%
   Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly .....    5.62%     4.54%
Portfolio turnover .........................................     118%      175%

------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.


                             See accompanying notes

                                                              Delaware Corporate
Selected data for each share of the Fund outstanding               Bond Fund
throughout each period were as follows:                      Institutional Class
--------------------------------------------------------------------------------
                                                                Year  9/15/98(1)
                                                               Ended         to
                                                              7/31/00    7/31/99

Net asset value, beginning of period ......................   $ 5.280   $ 5.500

Income (loss) from investment operations:
   Net investment income .....................................  0.367     0.212
   Net realized and unrealized loss on investments ........... (0.210)   (0.216)
                                                              -----------------
   Total from investment operations ..........................  0.157    (0.004)
                                                              -----------------
Less dividends and distributions:
   Dividends from net investment income ...................... (0.367)   (0.212)
   Distributions from net realized gain on investments .......     --    (0.004)
                                                              -----------------
   Total dividends and distributions ......................... (0.367)   (0.216)
                                                              -----------------

Net asset value, end of period ............................    $5.070    $5.280
                                                              =================
Total return(2) ...........................................     3.12%    (0.14%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................   $55,088   $55,201
   Ratio of expenses to average net assets ................     0.55%     0.55%
   Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ...............     1.02%     1.01%
   Ratio of net investment income to average net assets ...     7.09%     6.00%
   Ratio of net investment income to average net assets
    prior to expense limitation and expenses paid
    indirectly ............................................     6.62%     5.54%
   Portfolio turnover .....................................      118%       175%

-----------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

                                                               Delaware Extended
Selected data for each share of the Fund outstanding             Duration Bond
throughout each period were as follows:                           Fund A Class
--------------------------------------------------------------------------------
                                                                Year  9/15/98(1)
                                                               Ended        to
                                                              7/31/00    7/31/99


Net asset value, beginning of period ........................  $5.150   $ 5.500

Income (loss) from investment operations:
   Net investment income ....................................   0.360     0.206
   Net realized and unrealized loss on investments ..........  (0.260)   (0.347)
                                                               ----------------
   Total from investment operations .........................   0.100    (0.141)
                                                               ----------------

Less dividends and distributions:
   Dividends from net investment income .....................  (0.360)   (0.206)
   Distributions from net realized gain on investments ......      --    (0.003)
                                                               ----------------
   Total dividends and distributions ........................  (0.360)   (0.209)
                                                               ----------------

Net asset value, end of period ..............................  $4.890   $ 5.150
                                                               ================

Total return(2) .............................................   2.08%    (2.68%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..................  $1,948   $ 1,042
   Ratio of expenses to average net assets ..................   0.80%     0.80%
   Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly .................   1.23%     1.27%
   Ratio of net investment income to average net assets .....   7.24%     5.88%
   Ratio of net investment income to average net assets
    prior to expense limitation and expenses paid indirectly    6.81%     5.41%
   Portfolio turnover .......................................    115%      201%

----------------------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.


                             See accompanying notes

                                                               Delaware Extended
Selected data for each share of the Fund outstanding             Duration Bond
throughout each period were as follows:                           Fund B Class
--------------------------------------------------------------------------------
                                                               Year   9/15/98(1)
                                                              Ended         to
                                                              7/31/00   7/31/99


Net asset value, beginning of period ........................  $5.150    $5.500

Income (loss) from investment operations:
   Net investment income ....................................   0.323     0.172
   Net realized and unrealized loss on investments ..........  (0.260)   (0.347)
                                                               ----------------
   Total from investment operations .........................   0.063    (0.175)
                                                               ----------------

Less dividends and distributions:
   Dividends from net investment income .....................  (0.323)   (0.172)
   Distributions from net realized gain on investments ......      --    (0.003)
                                                               ----------------
   Total dividends and distributions ........................  (0.323)   (0.175)
                                                               ----------------

Net asset value, end of period ..............................  $4.890    $5.150
                                                               ================

Total return(2) .............................................   1.32%    (3.28%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..................    $476      $114
   Ratio of expenses to average net assets ..................   1.55%     1.55%
   Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly .................   1.98%     2.02%
   Ratio of net investment income to average net assets .....   6.49%     5.13%
   Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly ......   6.06%     4.66%
   Portfolio turnover .......................................    115%     201%%

------------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.


                             See accompanying notes

                                                               Delaware Extended
Selected data for each share of the Fund outstanding             Duration Bond
throughout each period were as follows:                           Fund C Class
--------------------------------------------------------------------------------
                                                               Year   9/15/98(1)
                                                               Ended        to
                                                              7/31/00   7/31/99


Net asset value, beginning of period ........................  $5.150    $5.500

Income (loss) from investment operations:
   Net investment income ....................................   0.323     0.180
   Net realized and unrealized loss on investments ..........  (0.260)   (0.347)
                                                               ----------------
   Total from investment operations .........................   0.063    (0.167)
                                                               ----------------
Less dividends and distributions:
   Dividends from net investment income .....................  (0.323)   (0.180)
   Distributions from net realized gain on investments ......      --    (0.003)
                                                               ----------------
   Total dividends and distributions ........................  (0.323)   (0.183)
                                                               ----------------

Net asset value, end of period ..............................  $4.890    $5.150
                                                               ================

Total return(2) .............................................   1.32%    (3.15%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..................  $   87    $   58
   Ratio of expenses to average net assets ..................   1.55%     1.55%
   Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly .................   1.98%     2.02%
   Ratio of net investment income to average net assets .....   6.49%     5.13%
   Ratio of net investment income to average net assets
    prior to expense limitation and expenses paid
    indirectly ..............................................   6.06%     4.66%
   Portfolio turnover .......................................    115%      201%

------------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.


                             See accompanying notes

                                                              Delaware Extended
Selected data for each share of the Fund outstanding          Duration Bond Fund
throughout each period were as follows:                      Institutional Class
--------------------------------------------------------------------------------
                                                               Year   9/15/98(1)
                                                              Ended        to
                                                             7/31/00     7/31/99

Net asset value, beginning of period .......................  $ 5.150   $ 5.500

Income (loss) from investment operations:
   Net investment income ...................................    0.372     0.215
   Net realized and unrealized loss on investments .........   (0.260)   (0.347)
                                                              -----------------
   Total from investment operations ........................    0.112    (0.132)
                                                              -----------------

Less dividends and distributions:
   Dividends from net investment income ....................   (0.372)   (0.215)
   Distributions from net realized gain on investments .....       --    (0.003)
                                                              -----------------
   Total dividends and distributions .......................   (0.372)   (0.218)
                                                              -----------------

Net asset value, end of period .............................   $4.890    $5.150
                                                              =================

Total return(2) ............................................    2.34%    (2.52%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................  $61,955   $55,631
   Ratio of expenses to average net assets .................    0.55%     0.55%
   Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ................    0.98%     1.02%
   Ratio of net investment income to average net assets ....    7.49%     6.13%
   Ratio of net investment income to average net assets
    prior to expense limitation and expenses paid
    indirectly .............................................    7.06%     5.66%
   Portfolio turnover ......................................     115%      201%

------------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

Notes to Financial Statements

July 31, 2000
--------------------------------------------------------------------------------
Delaware Group Income Funds ("the Company") is organized as a Delaware business trust and offers five funds: Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund, Delaware High-Yield Opportunities Fund and Delaware Strategic Income Fund. These financial statements and related notes pertain to the Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund (each referred to as a "Fund" or collectively as the "Funds"). The Funds are diversified open-end investment companies under the Investment Company Act of 1940, as amended. The Funds offer four classes of shares. The A Class carries a front-end sales charge of 4.75%. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The investment objective of the Funds is to seek to provide investors with high total return.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Trustees.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - Each Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Funds declare dividends daily from net investment income and pay such dividends monthly and declare and pay distributions from net realized gain on investments, if any, annually.

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses were approximately $1,373 for the Delaware Corporate Bond Fund and $1,397 for the Delaware Extended Duration Bond Fund for the year ended July 31, 2000. In addition, the Funds receive earnings credits from their custodian when positive balances are maintained, which are used to offset custody fees. These credits were $199 for the Delaware Corporate Bond Fund and $424 for the Delaware Extended Duration Bond Fund for the year ended July 31, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding offset shown as "Expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the investment management agreement, each Fund pays Delaware Management Company (DMC), the Investment Manager, an annual fee based on its average daily net assets at the following rates:

            Delaware                                  Delaware
            Corporate                             Extended Duration
            Bond Fund                                Bond Fund

On the first $500 million    0.500%      On the first $500 million      0.550%
On the next $500 million     0.475%      On the next $500 million       0.500%
On the next $1.5 billion     0.450%      On the next $1.5 billion       0.450%
In excess of $2.5 billion    0.425%      In excess of $2.5 billion      0.425%

At July 31, 2000, the liability for Investment Management Fees and other expenses payable to DMC were as follows:

            Delaware                                  Delaware
            Corporate                             Extended Duration
            Bond Fund                                 Bond Fund

             $25,969                                    $30,605

--------------------------------------------------------------------------------
DMC has elected to waive that portion of the management fee and reimburse each Fund to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution and extraordinary expenses, exceed 0.55% of average daily net assets for each Fund through September 30, 2000.

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. The Funds pay DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At July 31, 2000, the Funds had payables for such fees and other expenses payable to DSC as follows:

            Delaware                                  Delaware
            Corporate                             Extended Duration
            Bond Fund                                 Bond Fund

             $9,686                                    $10,111

Pursuant to the Distribution Agreement, the Funds pay Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class for each Fund. At July 31, 2000, the Funds had payables for distribution fees and other expenses payable to DDLP as follows:

            Delaware                                  Delaware
            Corporate                             Extended Duration
            Bond Fund                                 Bond Fund

             $25,975                                   $24,378

For the period ended July 31, 2000, DDLP earned $18,172 for commissions on the sales of the Fund A Class shares for the Delaware Corporate Bond Fund and $5,958 for commissions on the sale of Fund A Class shares for the Delaware Extended Duration Bond Fund.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Funds. These officers, trustees and employees are paid no compensation by the Funds.

3. Investments
For the year ended July 31, 2000, the Funds made purchases and sales of investment securities other than U.S. government securities and temporary cash investments for each Fund as follows:

                         Delaware                     Delaware
                         Corporate                Extended Duration
                         Bond Fund                    Bond Fund

Purchases ...........   $73,708,343                  $77,713,579
Sales ...............   $68,534,366                  $68,828,355

At July 31, 2000, the aggregate cost of securities and unrealized appreciation\depreciation for federal income tax purposes for each Fund were as follows:

--------------------------------------------------------------------------------
                                  Delaware                     Delaware
                                  Corporate                Extended Duration
                                  Bond Fund                    Bond Fund

Cost of investments ...........  $63,243,286                  $67,079,849
                                ============================================
Aggregate unrealized
  appreciation ................     $568,911                     $566,073
Aggregate unrealized
  depreciation ................   (2,404,345)                  (4,533,312)
                                --------------------------------------------
Net unrealized depreciation....  ($1,835,434)                 ($3,967,239)
                                ============================================

For federal income tax purposes, the Funds had accumulated capital losses at July 31, 2000, of $1,704,753 for the Corporate Bond Fund and $2,232,330 for the Extended Duration Bond Fund, which may be carried forward and applied against future capital gains. The capital loss carry forwards expire in 2008.

4. Capital Shares

Transactions in capital shares were as follows:

                                                          Delaware Corporate
                                                              Bond Fund

                                                           Year      9/15/98*
                                                           Ended        to
                                                          7/31/00    7/31/99
Shares sold:
  A Class ...........................................     497,128     344,744
  B Class ...........................................     303,492     256,938
  C Class ...........................................      60,872      79,951
  Institutional Class ...............................   3,815,065  12,583,775

Shares issued upon reinvestment
  of distributions from net investment
  income and net realized gain
  on investments:
  A Class ...........................................      22,182       7,270
  B Class ...........................................      14,522       1,718
  C Class ...........................................       2,628       1,106
  Institutional Class ...............................     679,486     327,043
                                                       -----------------------
                                                        5,395,375  13,602,545
                                                       -----------------------

Shares repurchased:
  A Class ...........................................    (229,889)    (91,126)
  B Class ...........................................    (146,349)    (24,540)
  C Class ...........................................     (62,424)    (23,679)
  Institutional Class ...............................  (4,087,823) (2,452,517)
                                                      ------------------------
                                                       (4,526,485) (2,591,862)
                                                      ------------------------

Net increase ........................................     868,890  11,010,683
                                                      ========================
* Date of commencement of operations.

--------------------------------------------------------------------------------
                                                              Delaware
                                                          Extended Duration
                                                              Bond Fund

                                                           Year     9/15/98*
                                                          Ended        to
                                                         7/31/00    7/31/99
Shares sold:
  A Class ...........................................     311,638     236,728
  B Class ...........................................      93,709      31,768
  C Class ...........................................      31,164      11,269
  Institutional Class ...............................   6,542,530  12,605,679

Shares issued upon reinvestment
  of distributions from net investment
  income and net realized gain
  on investments:
  A Class ...........................................      17,011       5,456
  B Class ...........................................       3,805         203
  C Class ...........................................       1,007          86
  Institutional Class ...............................     785,117     318,397
                                                       -----------------------
                                                        7,785,981  13,209,586
                                                       -----------------------

Shares repurchased:
  A Class ...........................................    (132,461)    (39,872)
  B Class ...........................................     (22,315)     (9,901)
  C Class ...........................................     (25,723)        (36)
  Institutional Class ...............................  (5,454,580) (2,125,186)
                                                       -----------------------
                                                       (5,635,079) (2,174,995)
                                                       -----------------------

Net increase ........................................   2,150,902  11,034,591
                                                       =======================
* Date of commencement of operations.

5. Line of Credit
Effective October 8, 1999, the Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $683,500,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Funds' allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding at July 31, 2000 or at any time during the fiscal year.

--------------------------------------------------------------------------------
6. Market and Credit Risk
Each Fund may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Each Fund may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of the respective obligation and may result in a loss of premium, if any has been paid.

Each Fund may invest up to 15% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Funds' ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

--------------------------------------------------------------------------------
7. Swap Agreements
During the period ended July 31, 2000, the Delaware Corporate Bond Fund and the Delaware Extended Duration Bond Fund entered into total return swap agreements in accordance with their investment objectives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Funds will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Funds will make a payment to the counterparty. Total return swaps are marked-to-market daily based upon the fair valuation methodology established by the Funds' Board of Trustees. The change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. A realized gain or loss is recorded on maturity or termination of the swap agreements.

At July 31, 2000, the Delaware Corporate Bond Fund had the following total return swap agreement outstanding:

Notional           Expiration                                             Net Unrealized
Amount             Date               Description                         Appreciation
-----------------------------------------------------------------------------------------
$3,000,000         10/1/2000          Agreement with Morgan Guaranty      $4,101
                                      Trust Company to receive (pay)
                                      the notional amount multiplied
                                      by the return on the Lehman
                                      Aggregate Index and to pay the
                                      notional amount multiplied by
                                      3 month LIBOR adjusted by
                                      a spread of minus 0.30%.

At July 31, 2000, the Delaware Extended Duration Bond Fund had the following total return swap agreement outstanding:

Notional           Expiration                                             Net Unrealized
Amount             Date               Description                         Appreciation
-----------------------------------------------------------------------------------------
$3,000,000         10/1/2000          Agreement with Morgan Guaranty      $4,101
                                      Trust Company to receive (pay)
                                      the notional amount multiplied
                                      by the return on the Lehman
                                      Aggregate Index and to pay the
                                      notional amount multiplied by
                                      3 month LIBOR adjusted by
                                      a spread of minus 0.30%.

Because there is no organized market for these swap agreements, the value of open swaps may differ from that which would be realized in the event the Funds terminated their position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown above.

--------------------------------------------------------------------------------
8. Futures Contracts
The Funds invest in financial futures contracts for the purpose of hedging their existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Funds deposit cash or pledge U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Funds' custodian, rather than directly with the broker.) Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed. Risk may arise upon entering into futures contracts from potential imperfect correlation between the futures contracts and the underlying securities and from the possibility of an illiquid secondary market for these instruments.

No financial futures contracts were outstanding at July 31, 2000.

9. Tax Information (Unaudited)
The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2001. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended July 31, 2000, each Fund designates as long-term capital gains and ordinary income distributions paid during the year as follows:

                                      (A)             (B)
                                   Long-Term       Ordinary           (C)
                                 Capital Gains      Income           Total            (D)
                                 Distributions   Distributions   Distributions     Qualifying
                                  (Tax Basis)     (Tax Basis)     (Tax Basis)     Dividends(1)
                                 -------------   -------------   -------------    ------------
Delaware Extended
Duration Bond Fund                    --              100%           100%             --

Delaware Corporate
Bond Fund                             --              100%           100%             --

(A) and (B) are based on a percentage of each Fund's total distributions.
(D) is based on a percentage of ordinary income of the Fund.

----------------------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report of Independent Auditors

--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Delaware Group Income Funds

We have audited the accompanying statements of net assets and statements of assets and liabilities of Delaware Group Income Funds (Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund) (the "Funds") as of July 31, 2000, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period September 15, 1998 (commencement of operations) through July 31, 1999. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed funds of Delaware Group Income Funds at July 31, 2000, and the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the year then ended and for the period September 15, 1998 (commencement of operations) through July 31, 1999, in conformity with accounting principles generally accepted in the United States.


                                                      Ernst & Young LLP


Philadelphia, Pennsylvania
September 6, 2000

DELAWARE INVESTMENTS FAMILY OF FUNDS

More information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.


                                BUILDING BLOCKS
                           OF A DIVERSIFIED PORTFOLIO

--------------------------------------------------------------------------------
     AGGRESSIVE GROWTH EQUITY FUNDS
-----------------------------------------------

           GROWTH EQUITY FUNDS

-----------------------------------------------

                                      TAX-          INTERNATIONAL       ASSET
                      TAXABLE         EXEMPT         AND GLOBAL       ALLOCATION
MODERATE GROWTH       BOND            BOND            FUNDS              FUNDS
EQUITY FUNDS          FUNDS           FUNDS


--------------------------------------------------------------------------------
                             STABILITY OF PRINCIPAL



[] Growth of Capital                        [] International and                      [] Tax-Exempt Income
 o Technology and Innovation Fund              Global                                  o National High-Yield
 o Select Growth Fund                        o Emerging Markets Fund                       Municipal Bond Fund
 o Trend Fund                                o New Pacific Fund                        o Tax-Free USA Fund
 o Growth Opportunities Fund*                o Overseas Equity Fund                    o Tax-Free Insured Fund
 o Small Cap Value Fund                      o International Equity Fund               o Tax-Free USA
 o U.S. Growth Fund                          o Global Equity Fund                          Intermediate Fund
 o Tax-Efficient Equity Fund                 o Global Bond Fund                        o State Tax-Free Funds**
 o Social Awareness Fund
                                            [] Current Income                         [] Stability of Principal
[] Total Return                              o Delchester Fund                         o Cash Reserve
 o Blue Chip Fund                            o High-Yield                              o Tax-Free Money Fund
 o Devon Fund                                    Opportunities Fund
 o Growth and Income Fund                    o Strategic Income Fund                  [] Asset Allocation
 o Decatur Equity Income Fund                o Corporate Bond Fund                     o Foundation Funds
 o REIT Fund                                 o Extended Duration                           Growth Portfolio
 o Balanced Fund                                 Bond Fund                                 Balanced Portfolio
                                             o American Government                         Income Portfolio
                                                 Bond Fund
                                             o U.S. Government
                                                 Securities Fund
                                             o Limited-Term
                                                 Government Fund

 * Formerly known as DelCap Fund.

** Available for the following states: Arizona, California, Colorado, Florida,
   Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Oregon, Pennsylvania and Wisconsin. Insured and intermediate bond funds are available in selected states.

(C) Delaware Distributors, L.P.

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This annual report is for the information of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

----------------------------------------------------------------------------------------------------------------------------------
BOARD OF TRUSTEES                           Charles E. Peck                               Investment Manager
                                            Retired                                       Delaware Management Company
Wayne A. Stork                              Fredericksburg, VA                            Philadelphia, PA
Chairman
Delaware Investments Family of Funds        Janet L. Yeomans                              International Affiliate
Philadelphia, PA                            Vice President and Treasurer                  Delaware International Advisers Ltd.
                                            3M Corporation                                London, England
Walter P. Babich                            St. Paul, MN
Board Chairman                                                                            National Distributor
Citadel Constructors, Inc.                  AFFILIATED OFFICERS                           Delaware Distributors, L.P.
King of Prussia, PA                                                                       Philadelphia, PA
                                            Charles E. Haldeman, Jr.
David K. Downes                             President and Chief Executive Officer         Shareholder Servicing, Dividend
President and Chief Executive Officer       Delaware Management Holdings, Inc.            Disbursing and Transfer Agent
Delaware Investments Family of Funds        Philadelphia, PA                              Delaware Service Company, Inc.
Philadelphia, PA                                                                          Philadelphia, PA
                                            Richard J. Flannery
John H. Durham                              Executive Vice President                      1818 Market Street
Private Investor                            and General Counsel                           Philadelphia, PA 19103-3682
Horsham, PA                                 Delaware Investments Family of Funds
                                            Philadelphia, PA
Anthony D. Knerr
Consultant, Anthony Knerr & Associates      Bruce D. Barton
New York, NY                                President and Chief Executive Officer
                                            Delaware Distributors, L.P.
Ann R. Leven                                Philadelphia, PA
Former Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN


(3686)                                                        Printed in the USA
AR-460 [7/00] PPL 9/00                                                   (J6282)